2016 Annual Stockholders Meeting Tuesday, May 17, 2016 Exhibit 99.1

2 Stockholders’ Meeting – May 17, 2016 • 2016 Annual Meeting • Chairman’s Remarks 2015 Review Closing Comments • Questions & Answers

3 Stockholders’ Meeting – May 17, 2016 Please turn off all cell phones. All audio and video recording is prohibited.

2016 Board of Directors
•
Sherry S. Barrat
•
William L. Bax
•
D. John Coldman
•
Frank E. English, Jr.
•
Elbert O. Hand
•
David S. Johnson
•
Kay W. McCurdy
•
Ralph J. Nicoletti
•
Norman L. Rosenthal, Ph.D.

5 Stockholders’ Meeting – May 17, 2016 • 2016 Annual Meeting

Stockholders’ Meeting – May 17, 2016 • 2016 Annual Meeting • Chairman’s Remarks 2015 Review 6

Information Regarding Forward-Looking Statements
This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
When used in this presentation, the words “anticipates,” “believes,” “contemplates,” “see,” “should,” “could,” “will,” “estimates,”
“expects,” “intends,” “plans” and variations thereof and similar expressions, are intended to identify forward-looking statements.
Examples of forward-looking statements in this presentation include, but are not limited to, statements regarding: (i) improvements in our new business production; (ii) “tuck-in” M&A activity; (iii) global brand recognition; (iv) completion of large UK M&A integration efforts; (v) the leveraging of internal resources across divisions and borders; (vi) our status as the premier provider of claims management services; (vii) our global presence in the claims space; (viii) our ability to stay in front of improvements in technology; (ix)
commercial P&C pricing; (x) drivers and expected levels of our organic growth; (xi) future M&A opportunities, including bolt-on acquisitions to our international “platforms”; (xiii) increasing productivity and quality; (xiv) our management team; (xv) our use of leverage;
(xvi)
our
balance
sheet;
and
(xvii)
our
total
shareholder
return.
Important
factors
that
could
cause
actual
results
to
differ
materially from those in the forward-looking statements include: declines in premiums or other adverse trends in the insurance industry; an economic downturn; competitive pressures in our businesses; failure to successfully or cost-effectively integrate recently acquired businesses; risks to our acquisition strategy, including continuing consolidation in our industry and increased interest in acquiring
insurance
brokers
by
private
equity
firms;
our
failure
to
attract
and
retain
key
executives
and
other
personnel;
risks
arising
from our international operations, including political and economic uncertainty and regulatory and legal compliance risk; concentration of large amounts of revenue with certain clients in our risk management segment; failure to apply technology effectively in our businesses; business continuity and cybersecurity risks; damage to our reputation; and failure to comply with regulatory requirements, including the FCPA, other anti-corruption laws, and data privacy laws.
Please refer to Gallagher’s filings with the SEC, including Item 1A, “Risk Factors,” of its Annual Report on Form 10-K  for the fiscal year ended December 31, 2015 for a more detailed discussion of these and other factors that could impact its forward-looking statements.

Information Regarding Non-GAAP Measures
This presentation includes references to Adjusted EBITDAC, Adjusted EBITDAC margin, Adjusted Revenues, Adjusted Operating Expense Ratio and Organic Growth, which are measures not in accordance with, or an alternative to, the GAAP information provided herein.
Earnings Measures - Gallagher believes that each of Adjusted EBITDAC and Adjusted EBITDAC margin, as defined below, provides a meaningful representation of its operating performance and improves the comparability of Gallagher’s results between periods by eliminating the impact of certain items that have a high degree of variability.
Adjusted EBITDAC is defined as earnings from continuing operations before interest, income taxes, depreciation, amortization and the change in estimated acquisition earnout payables
(EBITDAC), further adjusted to exclude gains realized from sales of books of business, acquisition integration costs, earnout related compensation charges, workforce related charges, lease termination related charges, client run-off/bankruptcy impact, South Australia and claim portfolio transfer ramp up fees/costs, acquisition related adjustments and the period-over-period impact of foreign currency translation, as applicable.
Adjusted EBITDAC margin is defined as Adjusted EBITDAC divided by Adjusted Revenues (defined below).
The most directly comparable GAAP measure for these non-GAAP earnings measures is net earnings. For the Brokerage Segment, the Risk Management Segment, and the two segments on a combined basis, net earnings was $139 million, $35 million and $174 million, respectively, in 2011, $156 million, $43 million and $199 million, respectively, in 2012, $205 million, $48 million and $253 million, respectively, in 2013, $264 million, $42 million and $306 million, respectively, in 2014 and $268 million, $57 million and $325 million, respectively, in 2015.
Revenue and Expense Measures - Gallagher believes that Adjusted Revenues and Adjusted Operating Expense Ratio, each as defined below, provides stockholders and other interested persons with useful information that will assist such persons in analyzing Gallagher’s operating results as they develop a future outlook for Gallagher. Gallagher believes that Organic
Growth provides a comparable measurement of revenue growth that is associated with the revenue sources that will be continuing in 2016 and beyond.  Gallagher has historically viewed organic revenue growth as an important indicator when assessing and evaluating the performance of its Brokerage and Risk Management segments. Gallagher also believes that using this measure allows financial statement users to measure, analyze and compare the growth from its Brokerage and Risk Management segments in a meaningful and consistent manner.
Adjusted Revenues is defined as revenues, adjusted to exclude gains realized from sales of books of business, New Zealand earthquake claims administration fees, South Australia ramp up fees and the impact of client bankruptcy.
Adjusted Operating Expense Ratio is defined as operating expense, adjusted to eliminate lease termination and abandonment charges, acquisition related adjustments and integration costs, costs related to New Zealand earthquake claims administration, South Australia and claim portfolio transfer ramp up costs,  and the impact of foreign currency translation, as applicable, divided by Adjusted Revenues.
Organic Growth is defined as organic change in commission and fee revenues (including supplemental and contingent commissions), and excludes the first twelve months of net commission and fee revenues generated from acquisitions accounted for as purchases and the net commission and fee revenues related to operations disposed of in each year presented.
These commissions and fees are excluded from organic revenues in order to help interested persons analyze the revenue growth associated with the operations that were a part of
Gallagher in both the current and prior year. In addition, change in organic growth excludes the period-over-period impact of foreign currency translation. The amounts excluded with respect to foreign currency translation are calculated by applying 2015 foreign exchange rates to the same periods in 2014.
The most directly comparable GAAP measure for Adjusted Revenues and Organic Growth is reported revenues. For the Brokerage Segment, reported revenues were $533 million, $679 million, $783 million, $863 million, $946 million, $1,007 million, $1,114 million, $1,188 million, $1,276 million, $1,329 million, $1,544 million, $1,812 million, $2,126 million, $2,896 million, and $3,324 million in 2001, 2002, 2003, 2004, 2005, 2006, 2007, 2008, 2009, 2010, 2011, 2012, 2013, 2014 and 2015, respectively. For the Risk Management Segment, reported revenues were $682.3 million and $727.1 million in 2014 and 2015, respectively. The most directly comparable GAAP measure for Adjusted Operating Expense Ratio is reported operating expense, which was $247 million and $638 million in 2008 and 2015, respectively, for the Brokerage Segment and $126 million and $181 million in 2008 and 2015, respectively, for the Risk
Management Segment.
Reconciliations – For other reconciliations, please see the appendix at the back of this presentation and the examples set forth in "Reconciliation of Non-GAAP Measures  and supplemental quarterly financial data " on Gallagher's Web site at ajg.com/IR.

Who We Are
KEY FACTS
KEY SHAREHOLDER DATA
3.2%
$
0.38
52-Week Range***
$
49.59 Hi
$
35.96 Lo
Outstanding Shares
176.9M
$
4.0+B
Acquired Revenues –
2015
$
230.8M
$
8.3B
2015 Total Adjusted
Revenues**
Dividend Yield ***
2016 Q2 Dividend/Share
at April 27, 2016
Market Cap***
680+
Employees
21,537
•
Founded in 1927
•
Public
since
1984
–
32
years
ago
•
One of the World’s Leading Insurance Brokers *
•
One of the world’s largest P&C third-party administrators *
As of December 31, 2015 unless otherwise indicated.
*   According to Business Insurance.
**Brokerage and Risk Management adjusted revenue for the year ended December 31, 2015
*** as of  May 13, 2016
Sales/Service Offices –
31 Countries
AJG
NYSE

•
82% of revenue*
•
We sell insurance and consult on insurance programs
•
P&C and benefits
•
Retail and wholesale
•
Primarily middle-market commercial clients and
individuals
•
77%
of
revenue*
is
commissions
–
23%
is
fee-based
•
18% of revenue*
•
We adjust claims and help companies and carriers
reduce their losses
•
Workers compensation, liability, managed care, property
and auto
•
Modest amount of storm/quake claims
•
Primarily Fortune 1000 clients
•
90% of revenue* from non-affiliated brokerage
customers and their clients
BROKERAGE
SEGMENT
Snapshot of Core Operations
*Brokerage and Risk Management adjusted revenue for the year ended December 31, 2015.
RISK
MANAGEMENT
SEGMENT

Diverse Revenue Base
RISK MANAGEMENT*
BROKERAGE*
*Brokerage and Risk Management adjusted revenue for the year ended December 31, 2015.
59%
24%
17%
WHOLESALE
RETAIL P/C
RETAIL
BENEFITS
64%
36%
DOMESTIC
INTERNATIONAL
69%
27%
4%
PROPERTY
WORKERS
COMPENSATION
LIABILITY
81%
19%
DOMESTIC
INTERNATIONAL

Brokerage Segment –
2015
(in $M)
See important disclosures regarding Non-GAAP measures on Page 3.
$2,795
$3,317
$2,500
$3,000
$3,500
2014
2015
ADJUSTED REVENUES
19%
4.3%
3.6%
2.0%
4.0%
6.0%
8.0%
2014
2015
TOTAL ORGANIC GROWTH
$710
$867
$600
$700
$800
$900
$1,000
2014
2015
ADJUSTED EBITDAC
22%
25.4%
26.1%
23.0%
24.0%
25.0%
26.0%
27.0%
2014
2015
ADJUSTED EBITDAC MARGIN

(in $M)
Risk Management Segment –
2015
10%
18%
See important disclosures regarding Non-GAAP measures on Page 3.
$660
$728
$625
$650
$675
$700
$725
$750
2014
2015
ADJUSTED REVENUES
$107
$126
$90
$100
$110
$120
$130
$140
2014
2015
ADJUSTED EBITDAC
16.1%
17.3%
12.0%
14.0%
16.0%
18.0%
20.0%
2014
2015
ADJUSTED EBITDAC MARGIN
9.5%
11.3%
5.0%
7.0%
9.0%
11.0%
13.0%
2014
2015
TOTAL ORGANIC GROWTH

Brokerage & Risk Management Combined –
2015
(in $M)
See important disclosures regarding Non-GAAP measures on Page 3.
17%
22%
$3,455
$4,045
$2,800
$3,200
$3,600
$4,000
$4,400
2014
2015
ADJUSTED REVENUES
5.5%
5.1%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
2014
2015
TOTAL ORGANIC GROWTH
$816
$993
$600
$700
$800
$900
$1,000
$1,100
$1,200
2014
2015
ADJUSTED EBITDAC
23.6%
24.5%
20.0%
21.0%
22.0%
23.0%
24.0%
25.0%
26.0%
2014
2015
ADJUSTED EBITDAC MARGIN

Adjusted Net Earnings from Clean Energy Investments
(in $M)
2009
2010
2011
2012
2013
2014
Excludes non-cash after tax gain of $14.1m from a re-consolidation accounting gain, related to clean-energy investments, recorded in 2014.
2015
-$4.8
$7.5
$3.9
$32.7
$63.7
$90.5
$100.9
-$10.0
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0
$80.0
$90.0
$100.0
$110.0
$120.0

Dividends Per Share
*Indicated –
On January 28, 2016, Gallagher’s Board of Directors declared a $.38 per share first-quarter 2016 dividend.
1984
2016
$1.52*
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
$1.60

2015 Business Highlights
Brokerage & Risk
Management growth:
•
17% adjusted revenue growth
•
22% adjusted EBITDAC growth
•
92 bps margin improvement
•
5.1% total organic growth
M&A growth:
$230.8m in acquired revenues
•
WGA -
New England Platform
•
+43 additional -
avg
$3.6m in
revenue
•
Returning to tuck-in
opportunities
Clean energy growth:
•
$100.9m of adjusted net earnings
•
12% increase in adjusted net
earnings over 2014
•
Additional 2 facilities to long-term
production contracts
All while accomplishing:
Global M&A integration
•
Completed Australia/New
Zealand & Canada
•
Combining 4 U.K. brokers
expected to finish in 2016
•
Top 5 broker in the U.K.
U.S. retail–one agency system
See important disclosures regarding Non-GAAP measures on Page 3 and Page 10.

•
Improving new business production
•
Continuing tuck-in M&A
•
Increasing global brand recognition
•
Completing large U.K. M&A integration
•
Leveraging internal resources across
divisions
•
To be premier provider of claims management
services with superior outcomes
•
Increasing global presence in claims space
•
U.S. clients with global operations
•
Expanding via M&A/new partners
•
Staying in front of improving technology
•
Increasing brand recognition globally
•
Leveraging resources across borders
BROKERAGE
SEGMENT
Where We’re Going
RISK
MANAGEMENT
SEGMENT

Source for calendar year combined ratio data: AM Best.  Using 9 month 2014 data as of 01/29/15.  2012 and prior excludes certain large mortgage insurance and personal lines companies.
Indicators
for
U.S.
P/C
Carriers
–
Shallow
Rate
Environment
INVESTMENT YIELDS
STATUTORY SURPLUS
($Billions)
months 2014 as of 0/29/15.  Prior to 2004, sources are A.M. Best and ISO via the Insurance Information Institute.
PREMIUM/STATUTORY SURPLUS
COMBINED RATIOS
118.3
93.8
97.0
90
95
100
105
110
115
120
0.6x
0.8x
1.0x
1.2x
1.4x
1.6x
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
$100
$200
$300
$400
$500
$600
$700
$800
Source for data : Total US P/C Industry from Best’s Statement File P/C US for 2001 – 2013. and Quarterly Statement File for 9 months 2014
(annualized). Prior to 2001, sources are A.M. Best and ISO via the Insurance Information Institute.
Source for data : Total US P/C Industry from Best’s Statement File P/C US for 2001 – 2013. and Quarterly Statement File for 9 months
2014 (annualized) as of 01/29/2015.  Prior to 2001, sources are A.M. Best and ISO via the Insurance Information Institute.
Source for data : Total US P/C Industry from Best’s Statement File P/C US for 2004 – 2013 and Quarterly Statement File for 9

CPI
136
Rates
96
Commercial P&C Pricing Shows Shallow Cycle
Commercial Rate Index reflects the cost of P&C premiums relative to the year 2000. Constructed using Counsel of
Insurance Agents and Brokers (CIAB) data.  CPI index uses data from the Bureau of Labor Statistics.
80
90
100
110
120
130
140
150
160

Shows Shallow Pricing Cycle

-2.9%
-0.1%
0.9%
2.7%
4.4%
4.3%
3.9%
5.0%
5.2%
4.3%
3.4%
2.1%
1.5%
-0.5%
0.1%
-0.7%
-2.3%
-3.3%
-3.1%
-2.8%
-4.0%
-3.0%
-2.0%
-1.0%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
CIAB -
Change in Average Commercial Rates

Gallagher Sales Culture  Performs Through Any Pricing Cycle
Hard Market
Shallow Market
CIAB is the 4 quarter average.  Gallagher’s Brokerage Segment Organic Growth excluding Contingent Commissions.
See important disclosures regarding Non-GAAP measures on Page 3.
22
14.0%
16.0%
10.0%
2.0%
2.0%
5.0%
2.0%
-0.8%
-2.4%
-1.7%
3.1%
4.4%
5.6%
3.8%
AJG
Organic
3.8%
19.8%
19.8%
8.1%
-4.1%
-8.0%
-5.2%
-12.1%
-11.0%
-5.4%
-5.6%
0.2%
4.4%
3.8%
0.1%
CIAB
-2.9%
-15.0%
-10.0%
-5.0%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Gallagher Organic
CIAB -
Change in Avg. Commercial Rates
Soft Market

Shallow Rate Cycle Is Better for: CLIENTS CARRIERS & BROKERS 23

How We’re Getting There-Consistent Growth Strategy

Consistent Growth Strategy – Organic

26 Driving Brokerage Organic Growth

Niche
Expertise
Teams
–
Brokerage
Aviation & Aerospace
Automotive
Agribusiness
Real Estate
Manufacturing
Global Risks
Construction
Personal
Marine
Life Solutions
Life Sciences
Hospitality
Higher Education
Healthcare
Environmental
Entertainment
Energy
Private Equity
Professional Groups
Public Entity
Religious/Nonprofit
Restaurant
Scholastic
Technology/Telecom
Trade Credit/
Political Risk
Transportation

Driving Risk Management Organic Growth 28

29 Risk Mgmt Growth Focuses on Four Market Segments ALTERNATIVE MARKET PARTICIPANTS LARGE COMMERCIAL ENTITIES PUBLIC SECTOR ENTITIES INSURANCE CARRIERS

Consistent Growth Strategy – M&A

Annualized Revenues Acquired (in $M’s)
2015 –Acquisition Revenue Growth

0
100
200
300
400
500
600
700
800
900
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Domestic Property & Casualty
Foreign Property & Casualty
Employee Benefits
Risk Management

M&A Opportunities Continue
Vast
Pipeline
Domestic and
international markets
highly fragmented
18,000+ agents/
brokers just in the
U.S.
Baby boomers
looking for exit
strategy
Need Gallagher’s
expertise
Acquisition
Units
Retail P&C
Wholesale
Benefits
International
MGA
MGU
Captive
Limited
Consolidators
Core
Competency
Culture
Proven history
Ability to integrate

33 Platforms In Place for Bolt-on M&A

Client Capabilities in 150 Countries 34 International Correspondent Broker Network

Productivity and Quality Initiatives

Utilizing
Offshore
Centers of
Excellence
Controlling
Headcount
Focus Continues:
Optimizing Productivity & Quality
Building
Productivity
Tools –
DMS
and Workflow
Optimizing
Real Estate
Footprint
Investing in
Business
Intelligence
Leveraging
Sales Force
Management
Tools
CONTINUE TO
IMPROVE
PRODUCTIVITY
AND QUALITY
Utilizing
Offshore
Centers of
Excellence
Controlling
Headcount
Utilizing
Sourcing to
Manage
Expenses
Standardizing
Processes and
Systems

Benefits Continue: From Offshore Centers of Excellence Increase Speed to Market Foster Innovation Reduce Costs Focus on Core Improve Quality 37

Client-Facing Efforts
BUILDING CLIENT SERVICE OPERATIONS
•
Process and deliver consistent client service
•
Technology and tools improve operating efficiencies
•
Staffed by dedicated service professionals that:
Generate client applications and proposals
Handle client requests
Manage renewal cycles
•
Improves turn-around time on client requests
•
Supports production teams
•
Can still customize for niche practice areas
•
Easily integrated for new acquisition partners to utilize

Behind the Scenes Efforts
OFFSHORE CENTERS OF EXCELLENCE UPDATE
•
We now have more than 2,400 associates in four locations
•
Utilized for processes such as:
Policy checking
Policy issuance
Certificates of insurance
Renewal support
Claims support
Accounting support
•
Substantially improved quality and reduced
both operating and E&O costs
•
Easy for new acquisition partners to utilize

Quality Metrics on Target
EFFICIENCY IMPROVEMENTS
DRIVE QUALITY AND SERVICE
Reduced policy delivery from 30 to 10 days
Achieved 99% quality rate
Reduced certificate of insurance delivery
expense by 20+%
Improved quality rate to 99.5% and reduced
delivery time from 2 hours to 1 hour
Standardized policy issuance for top 30 carriers
and reduced issuance time from 12 to 3 days
Improved carrier and retailer satisfaction
Single agency management system and
standardized processes across the network
Real-time, up-to-date, quality client data in single
repository for
24/7 producer access
Offloaded
routine work such as ordering
reports, filing forms and paying bills  from
experienced Claims Adjusters to COE staff
Allows
Claims Adjusters to focus on timely and
cost effective resolution of open claims
Centralized billing to clients –
previously done in
90 locations –
thereby reducing costs
Improved
accuracy, speed and cash flows
Consolidated 5 regional accounting centers to 1
divisional accounting center in Itasca
Standardizes
and automates data processes,
improves report timing, reduces errors, and
generates savings on resources

Reduced Adjusted Operating Expense Ratio
BROKERAGE
RISK MANAGEMENT
See important disclosures regarding Non-GAAP measures on Page 3.
41
20.8%
17.3%
16.0%
17.0%
18.0%
19.0%
20.0%
21.0%
22.0%
2008
2015
27.0%
24.4%
23.0%
24.0%
25.0%
26.0%
27.0%
28.0%
2008
2015

Brokerage & Risk Mgmt
Adjusted EBITDAC Margin
See important disclosures regarding Non-GAAP measures on Page 3.
42
20.4%
21.2%
22.1%
23.6%
24.5%
18.0%
19.0%
20.0%
21.0%
22.0%
23.0%
24.0%
25.0%
2011
2012
2013
2014
2015

Ranked “Highest in Customer Satisfaction among
Brokers for Large Commercial Insurance”
According
to
the
2015
Large
Commercial
Insurance
Study
SM
conducted by J.D. Power and in partnership with RIMS,
Arthur J. Gallagher & Co. ranked highest in customer
satisfaction among brokers in the large commercial
insurance space. The study focused on 8 factors of
customer satisfaction, and Arthur J. Gallagher & Co. scored
highest in 6 of the 8 factors.
1
1
Arthur J. Gallagher & Co. received the highest numerical score among brokers for large commercial insurance in the J.D. Power 2015 Large Commercial Insurance Study. Based on 1,285 responses measuring 5 brokers and experiences and perceptions of large commercial insurance insureds, surveyed in April-August 2015. Your experiences may vary. Visit jdpower.com.
Gallagher
scored
highest
in
the
following
factors
1
:
•
Quality of advice/guidance provided
•
Reasonableness of fees
•
Ease of the renewal process
•
Variety of program offerings
•
Effectiveness of program review
•
Claims process
1

Relentless
Focus on
Quality and
Customer
Service
Best
Companies
for
Leaders
–
2015
CHIEF EXECUTIVE MAGAZINE
America’s
Best
Employers
–
2015
FORBES MAGAZINE
Voted
Best
UK
Broker
for
Service
–
2015
STRATEGIC RISK’S UK FTSE SURVEY
Best
TPA
in
Casualty
Claims
Handling
–
2015
ADVISEN
CLAIMS SATISFACTION SURVEY
UK
Employee
Benefits
Consultancy
of
the
Year
–
2015
WORKPLACE SAVINGS AND BENEFITS MAGAZINE
Corporate
Champion
for
Board
Gender
Balance
–
2015
WOMEN’S FORUM OF NEW YORK
Leadership
500
Excellence
Award
–
2015
HR.COM
Best
Mid-Sized
Broker
–
2014
REACTIONS
MAGAZINE
AJG
Intl/OIM
–
MGA
of
the
Year
–
2014
INSURANCE POST
Group
Risk
Adviser
of
the
Year
–
2014
AJG BENEFITS TEAM CORPORATE ADVISER

Maintaining Culture 45

Maintain Unique Culture 46

One of the World’s Most Ethical Companies
as Recognized by Ethisphere
four years in a row
•
Industry-leading commitment to
ethics and dedication to integrity
•
Chosen for:
Promoting ethical business
standards and practices
Exceeding legal compliance standards
Innovating to benefit the public
Demonstrating that corporate
citizenship is tied to company success
•
Only 145 organizations named
worldwide

Why Invest?
You Believe Our Company Has:
•
Right management
•
Unique culture
•
Proven growth strategy
•
Continuing M&A opportunities
•
Increasing productivity
•
Higher quality
•
Good use of leverage
•
Strong balance sheet
•
Excellent return to shareholders
GALLAGHER IS WELL
POSITIONED FOR
FUTURE GROWTH

Why Invest? We Are Just Getting Started Source for data: Bloomberg. Total returns from 1/1/2000 – 12/31/2015 include reinvestment of dividends. 352% AJG S&P 500 86% 49

For Additional Information: Marsha Akin Director – Investor Relations Marsha_Akin@ajg.com 630-285-3501 Questions & Answers

Appendix: EBITDAC and Organic Growth Reconciliations
15COR23863C
Brokerage Segment
Risk Management Segment
Corporate Segment
Total Company
Reconciliation of EBITDAC to Net Earnings
2015
2014
2015
2014
2015
2014
2015
2013
Net earnings
268.1
$
263.8
$
57.2
$
42.1
$
63.8
$
21.6
$
389.1
$
327.5
$
Provision (benefit) for income taxes
145.3

151.0

35.1

25.3

(276.0)

(212.3)

(95.6)

(36.0)

Interest
-

-

24.3

-

103.0

89.0

127.3

89.0

Depreciation
54.4

44.4

3.0

21.2

15.2

3.8

72.6

69.4

Amortization
237.3

186.3

(0.5)

3.2

-

-

236.8

189.5

Change in estimated acquisition earnout payables
41.1

17.6

-

(0.1)

-

-

41.1

17.5

EBITDAC
746.2
$
663.1
$
119.1
$
91.7
$
(94.0)
$
(97.9)
$
771.3
$
656.9
$
Combined Brokerage & Risk
Brokerage Segment
Risk Management Segment
Management Segments
Organic Revenues
2015
2014
2015
2014
2015
2014
Total Commissions and Fees
Commissions as reported
2,338.7
$
2,083.0
$
-
$
-
$
2,338.7
$
2,083.0
$
Fees as reported
705.8

577.0

710.9

662.6

1,416.7

1,239.6

Supplemental commissions as reported
125.5

104.0

-

-

125.5

104.0

Contingent commissions as reported
93.7

84.7

-

-

93.7

84.7

International performance bonus fees
-

-

15.6

18.7

15.6

18.7

Less commissions and fees from acquisitions
(411.3)

-

(3.9)

-

(415.2)

-

Less commissions and fees from disposed of operations
-

(9.1)

-

-

-

(9.1)

Less fees from client run-off
-

-

(17.5)

(25.8)

(17.5)

(25.8)

Levelized foreign currency translation
-

(87.0)

-

(21.8)

-

(108.8)

Total organic commissions and fees
2,852.4
$
2,752.6
$
705.1
$
633.7
$
3,557.5
$
3,386.3
$
Total organic change in commissions and fees
3.6%
11.3%
5.1%
(Unaudited - in millions except percentage data)
Information Regarding Non-GAAP Measures - Year Ended December 31, 2015 and 2014
Arthur J. Gallagher & Co.